COMMERCIAL BANCSHARES
INCORPORATED

**IMPORTANT SPECIAL MEETING INFORMATION**

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on ______, 2016.**

### Vote by Internet

- Go to **www.investorvote.com/CMOH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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### A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Merger dated as of August 23, 2016, as amended (the "Merger Agreement"), by and between First Defiance Financial Corp. and Commercial Bancshares, Inc. | ☐ | ☐ | ☐ |
| 2. To approve, on a non-binding, advisory basis, the compensation to be paid to Commercial Bancshares' named executive officers that is based on or otherwise relates to the merger. | ☐ | ☐ | ☐ |
| 3. To approve the adjournment of the special meeting, if necessary, to allow for additional solicitation of shareholder votes to obtain the required vote to approve the Merger Agreement. | ☐ | ☐ | ☐ |

### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

**Meeting Attendance**
Mark the box to the right if you plan to attend the Special Meeting. ☐

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 9 4 9 7 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02GCKB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

COMMERCIAL BANCSHARES
INCORPORATED

## Proxy — Commercial Bancshares, Inc.

**Notice of Special Meeting of Shareholders to be Held on ________, 2016**

**118 S. Sandusky Avenue, Upper Sandusky, OH 43351**
**Proxy Solicited by Board of Directors for Special Meeting**

________, ________ or ________, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Commercial Bancshares, Inc. to be held on ________, 2016 or at any postponement or adjournment thereof.

**The Board of Directors recommends a vote FOR each of proposals 1, 2 and 3**

**Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR with respect to Proposals 1, 2 and 3**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

COMMERCIAL BANCSHARES
INCORPORATED

IMPORTANT SPECIAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

**A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Merger dated as of August 23, 2016, as amended (the "Merger Agreement"), by and between First Defiance Financial Corp. and Commercial Bancshares, Inc. | ☐ | ☐ | ☐ |
| 2. To approve, on a non-binding, advisory basis, the compensation to be paid to Commercial Bancshares' named executive officers that is based on or otherwise relates to the merger. | ☐ | ☐ | ☐ |
| 3. To approve the adjournment of the special meeting, if necessary, to allow for additional solicitation of shareholder votes to obtain the required vote to approve the Merger Agreement. | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 2 9 4 9 7 3 2 +

02GCLB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

COMMERCIAL BANCSHARES
INCORPORATED

## Proxy — Commercial Bancshares, Inc.

**Notice of Special Meeting of Shareholders to be Held on ________, 2016**

**118 S. Sandusky Avenue, Upper Sandusky, OH 43351**
**Proxy Solicited by Board of Directors for Special Meeting**

________, ________ or ________, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Commercial Bancshares, Inc. to be held on ________, 2016 or at any postponement or adjournment thereof.

**The Board of Directors recommends a vote FOR each of proposals 1, 2 and 3**

**Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR with respect to Proposals 1, 2 and 3**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**